               FIRST AMENDMENT TO RESTATED INVESTORS' RIGHTS AGREEMENT



         This First Amendment to Restated Investors' Rights Agreement (the "Amendment") is made as of this 6th day of June, 1997, by and among Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the investors executing this Amendment on the signature pages hereto under the heading "The Investors," and the investors executing this Amendment on the signature pages hereto under the heading "The New Investors" (the "Soros Funds"), and amends certain portions of the Restated Investors' Rights Agreement dated June 11, 1996 (the "Agreement"), among the Company and the individuals and entities listed on SCHEDULE A to the Agreement (the "Existing Investors"). Capitalized terms not otherwise defined herein will have the meanings given to them in the Agreement.

                                       RECITALS

         WHEREAS, the Company desires to sell and issue to the Soros Funds, and the Soros Funds desire to purchase from the Company, 2,000,000 shares of the Company's Common Stock (the "Shares") pursuant to the Common Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement"), the form of which is attached hereto as EXHIBIT A.

         WHEREAS, the Existing Investors desire for the Soros Funds to purchase the Shares and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the Soros Funds to become parties to certain sections of the Agreement, as amended by this Amendment (the "Amended Agreement").

         WHEREAS, the Existing Investors are holders of a sufficient number of Registrable Securities to effectively amend the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO AGREEMENT. The Agreement is hereby amended as follows:

              1.1 SECTION 1.1(f). Section 1.1(f) is hereby amended and restated in its entirety to read as follows:

              "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, (ii) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iii) the 2,000,000 shares of Common Stock purchased by the Soros Funds on June 6, 1997 (the "Soros Shares"), and

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    (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii) or (iii) above; excluding in all cases, however, any Registrable Securities sold by a person or entity in a transaction in which its rights under this Section 1 are not assigned; and PROVIDED, HOWEVER, that notwithstanding anything herein to the contrary, the Soros Shares and any shares of Common Stock referenced in (iv) above that are issued in respect of any Soros Shares shall not be "Registrable Securities" for purposes of Sections 1.2, 1.6, 1.11, 1.12 or 1.14."

              1.2 SECTION 1.1(g). Section 1.1(g) is hereby amended and restated in its entirety to read as follows:

              "(g) The number of shares of "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities for purposes of the Section of this Agreement pursuant to which such calculation is made."

              1.3 SECTION 1.1(i). A new section 1.1(i) is hereby added to the Agreement as follows:

              "(i) The term "Soros Funds" shall mean the entities that acquired the Soros Shares pursuant to a certain Common Stock Purchase Agreement dated as of June 6, 1997."

              1.4 SECTION 3.7. Section 3.7 is hereby amended and restated in its entirety to read as follows:

              "3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding for purposes of the Section of the Agreement to which the amendment or waiver relates. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company."

              1.5 SCHEDULE A. SCHEDULE A to the Agreement is hereby amended and restated in its entirety with SCHEDULE A attached to this Amendment.


                                         -2-

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    2.   CONSENT AND WAIVER.  Each Existing Investor, on behalf of itself and all of the other Existing Investors under the Agreement, hereby (a) consents to
(i) adding the Soros Funds as parties to the Amended Agreement, (ii) granting the registration rights to the Soros Funds as set forth in the Amended Agreement and (iii) granting the registration rights to the Soros Funds as set forth in the Stock Purchase Agreement, and (b) waives any rights the Existing Investors may have under the Agreement or otherwise to cause the Company to register any of the Investors' Registrable Securities as part of the registration of the resale of the Soros Shares in accordance with the provisions of the Stock Purchase Agreement.

    3. EFFECT OF AMENDMENT; CONFLICTS. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.

    4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together shall constitute one instrument.






                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                         -3-


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    IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.

                             THE COMPANY:

                                                       , a Delaware corporation
                             --------------------------


                             By:
                                ------------------------------------------

                             Its:
                                 -----------------------------------------


                             THE NEW INVESTORS:


                             ---------------------------------------------
                                       (INVESTOR NAME)


                             By:
                                ------------------------------------------

                             Its:
                                 -----------------------------------------


                             THE INVESTORS:


                             ---------------------------------------------
                                       (INVESTOR NAME)


                             By:
                                ------------------------------------------

                             Its:
                                 -----------------------------------------





                        [SIGNATURE PAGE TO FIRST AMENDMENT TO
                        RESTATED INVESTORS' RIGHTS AGREEMENT]

                                      SCHEDULE A

                                SCHEDULE OF INVESTORS

Dr. David Barry
Dr. Dennis Carson
Chung K. Chu
John R. Cook
Dr. M. Nixon Ellis
Forward Ventures II, L.P.
Forward Ventures Vanguard Fund
Dr. Phillip Furman
Dr. Karl Y. and Margaretha Hostetler,
  Trustees of The Hostetler Family Trust
  UTD March 18, 1992
Carolyn Jenkins
James Klein
Dr. Sandra Lehrman
Dennis Liotta
Alexander B. McFadden deceased,
  Mellon Bank N.A., Alexander Cushing
  & George McFadden U/W
Carol McFadden
George McFadden
George & Lesley Taylor McFadden
  Trustees, U/A DTD 9/22/71 F/B/O
  Elizabeth Cutting McFadden Trust
GS Triangle Holdings
John H. McFadden
Whilelmina Joseph McFadden 1995 Trust Dtd.
  Nov. 6th, 1995, between George McFadden as
  Donor and David R. Hamilton as Trustee
McFadden Brothers
Chris A. Rallis
Dr. Douglas and Eva Richman,
  Co-Trustees of the Richman
  Family Trust dated June 2, 1983
Raymond Schinazi
Schroder Venture Managers Limited
Jeff Sollender
Soros Funds (as defined above)
Lesley Taylor
UMB as Trustee for Brobeck, Phleger & Harrison
  Retirement Savings Trust FBO John A. Denniston
Venrock Associates
Venrock Associates II, L.P.
The Wellcome Trust Limited as trustee of
  The Wellcome Trust


                                     SCHEDULE A-1

                                      EXHIBIT A

                       FORM OF COMMON STOCK PURCHASE AGREEMENT




                                     EXHIBIT A-1